Investor Presentation April 2019 Exhibit 99.1

Forward Looking Statements Forward Looking Statements This presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K filed on March 28, 2019 with the Securities and Exchange Commission (the “SEC”) and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the amounts used to determine our non-GAAP financial measures. When applicable, management’s discussion and analysis includes specific consideration for items that comprise the reconciliations of its non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based.

Why Invest in Charah Solutions? Substantial Growth Prospects Accelerating demand for remediation and recycling of coal ash New technology offerings expected to provide competitive advantage More than $3B in bids outstanding, largest ever in Company history (multi-year revenue opportunity) Potential Near-Term Catalysts Finalization and receipt of expected significant cash payment from Brickhaven customer (2H 2019) Continued rollout of technology offerings; two additional sites under construction (Q2 2019 – 2020) Prospects for bid conversions (2H 2019); revenue impact in 2H 2019 and beyond Valuation Discount EV/EBITDA multiples1 7.5x 2019 guidance midpoint ($57.5M) 4.9x 2020 analyst consensus ($87M) Based on debt levels prior to receipt of Brickhaven payment Comps2 are trading at an average of 10.0x 2019 and 9.0x 2020 Expect to be significantly cash flow positive in 2019; double-digit implied FCF yield Based on 4/2/19 stock price of $6.18 and 12/31/18 net debt of $250M. Average of peer group multiples (Environmental Services 11.4x 2019, 10.0x 2020; Construction Materials 10.9x 2019, 10.0x 2020; Engineering & Construction 7.8x 2019, 7.0x 2020). Each 0.5-point increase in 2020 EV/EBITDA multiple: ~$1.50/share or +24%

A Leading Provider of Environmental and Maintenance Services to the Power Generation Industry Service Location Corporate Headquarters Service Area Expanding National Footprint Diverse Customer Portfolio 37+ Coal-Fired Power Plants 14 Nuclear Power Plants 30+ MultiSourceTM Materials Network Locations FY18 Highlights $740M revenue, up 72% YoY GAAP Net Loss of $(9)M Adjusted Net Income1 of $24M $99M Adjusted EBITDA1 Net Leverage of 2.5x Company Information NYSE: CHRA Market Cap: $183M Shares Outstanding: 29.5M Who We Are Stats as of 12/31/2018; Market cap as of 4/2/19. 1. Please refer to the supplemental slides in the Appendix for Adjusted Net Income and Adjusted EBITDA reconciliations to the most directly comparable GAAP financial measures.

Investment Highlights Contract-Based Financial Model Provides Long-Term Stability and Financial Protection Long-term partnerships with leading power generators; ~90% renewal rates in Fossil Services Cost-reimbursable or unit-price contracts; no commodity exposure; little cyclicality to business Net leverage of 2.5x and liquidity of $50M; expected contract-related payment in 2H 2019 to enable further delevering and result in excess cash available for growth Leading Provider of Broad Suite of Services Industry-leading quality, safety and compliance record Provide services critical to continued power plant operations and environmental compliance Uniquely positioned with customers seeking to consolidate service providers Robust Growth Strategy with More than $3 Billion in Bids Outstanding Capitalize on growing need for remediation of coal ash Increase market share and expand range of service offerings Execute on technology deployment to enhance competitive position

Multi-Faceted Growth Strategy Increase Market Share, Diversify Customer Base & Expand Services 2 Capitalize on Growing Need for Environmental Remediation 1 Execute on Technology Deployment 3

Capitalize on Growing Need for Remediation Significant total addressable market for ash pond and landfill closure or remediation Estimated 1,100+ Ash Ponds and Landfills Require Closure or Remediation 90%+ Still require closure or remediation <10% Closed or remediated in last 5 years Large and Highly Attractive Market Opportunity: ~1,000 Ash Ponds and Landfills Still Require EPA-Mandated Closure or Remediation Source: EPA Report (2012); Management Estimates.

Regulatory and Public Policy Trends Driving Customer Need Coal ash cleanup bill wins bipartisan backing in Virginia North Carolina Requires Duke Energy to Remove Coal Ash From All Storage Basins Virginia Governor approves law requiring Dominion to excavate all coal ash Coal ash contaminating groundwater nationwide, groups say Coal ash contaminates groundwater near most U.S. coal plants: study

Recent Regulatory Developments Virginia Clean Closure Legislation Signed into law in March 2019 Affects more than 27M tons of ash stored in CCR lagoons for four Dominion Energy power plants; requires beneficiation of at least 25% and clean closure of remainder Represents significant opportunities for our beneficiation and remediation businesses over 15+ years North Carolina Clean Closure Decision NC Department of Environmental Quality (DEQ) ordered Duke Energy to remove coal ash from all storage basins and move to lined landfills Duke had planned to move 22 of 31, and use “cap in place” for other nine (~56M tons of ash) DEQ: “Excavation is the only way to protect public health and the environment” Final excavation closure plans due to DEQ by August 1, 2019; beneficiation may have a role in plans NC and VA developments represent significant opportunities for our beneficiation and remediation businesses over 15+ years

Increase Market Share Well-positioned to grow market share Proven track record Industry-leading quality, safety and compliance Unmatched broad suite of services Customer trend toward consolidating service providers Customers looking for more sophisticated partner Investing in technology and process improvements to expand our portfolio of solutions Fragmented market with significant barriers to entry Strength of core business coupled with technology offerings provides a powerful platform to grow market share Diversifying customer base and range of services Added two new maintenance service contracts in January 2019 Each is for three-year term Broader mix of plants (previously only provided maintenance services to nuclear) Arizona PS – 6 gas and 2 coal plants in AZ and NM Exelon – 4 gas and 1 biomass plant in TX, AL and GA Demonstrates we can market proven capabilities in nuclear services and win similar work at fossil plants Represents new regions (southwestern and southeastern US) Will market our services to other plants in those regions

Executing on Technology Rollout

Most cost-effective technologies available

Byproduct Sales

- Opened first slag grinding facility – Albany, NY
- Launched first MP618™ Thermal Fly Ash Beneficiation Facility – Sulphur, LA
- Constructing slag grinding facility – Houston, TX

Additional Fourth Quarter Notables

- Seeing strong customer interest in both technologies
- Started construction of two more grinding facilities (Gulf Coast, West Coast)
- In planning stage on two other grinding facilities
- Expected to begin contributing in 2H 2019



Charah Solutions' MultiSource Materials Network

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2018 Financial Review

Revenue growth of 20% driven by early completion of Brickhaven Adjusted EBITDA1 growth of 12% Comparable year-over-year EBITDA margins Please refer to the supplemental slides in the Appendix for Adjusted EBITDA reconciliation to the most directly comparable GAAP financial measure. Revenue Fourth Quarter and Full Year 2018 Highlights Adjusted EBITDA1 Q4 2018 13.3% 17.7% Full Year 2018 Revenue growth of 72%; exceeded guidance of $720 to $730 Adjusted EBITDA1 within guidance range of $98 to $105 Adverse weather impacts Q4 and FY (wet) Revenue 11.2% 12.1% Gross Profit 10.5% 13.6% Adjusted EBITDA1 Gross Profit 13.2% 19.6% ($ in millions)

Liquidity of $50M Cash: $7M Revolver2: $18M DDTL3: $25M Expect to receive significant cash payment from Brickhaven customer in 2H19; portion to repay debt Expect leverage ratio in 2.5x – 3.5x range over course of 2019 (due to lower EBITDA) ($ in millions) (Pre-IPO) As of 3/31/2018 As of 9/30/2018 As of 12/31/2018 Cash and Cash Equivalents $9 $4 $7 $50 Revolver ($45 prior to refinance) -- $5 $20 Equipment Financing $21 $34 $35 Senior Secured Term Loan $245 $205 $202 Total Debt1 $266 $244 $257 Net Debt $257 $240 $250 LTM Adjusted EBITDA $78 $96 $99 Gross Leverage 3.4x 2.5x 2.6x Net Leverage 3.3x 2.5x 2.5x Debt & Leverage Total debt is shown before debt issuance costs. $50M capacity less $20M drawn less $12M used for letters of credit. “DDTL” refers to our Delayed Draw Term Loan availability. Drawn to fund litigation settlement(s) and working capital needs

2018 Cash Flow Cash flow from operations (pre-changes in W/C) $48.6 Change in W/C (62.2) Operating cash flow (13.6) Capex Maintenance and growth (32.0) Technology (3.5) Free cash flow before SCB acquisition (35.7) Change in working capital inclusive of $79M increase in CIE primarily driven by the early completion of the Brickhaven contract; expect to substantially collect in 2019 Includes seller-financed equipment of $13.5M (not shown on Statement of Cash Flows) ($ in millions) 2019 technology capex expected to be $25M - $30M Expect to be significantly free cash flow positive in 2019 as working capital balances reverse

2019 Guidance & 2020 Outlook

2019 Guidance



($ in millions)

	2018 Actual	2019 Guidance Range
Revenue	$740	$650 - $800
Net income (loss) attributable to Charah Solutions	$(9)	$5 - $20
Adjusted EBITDA[1]	$99	$50 - $65

- Midpoint of 2019 revenue guidance is ~ 2% below 2018 actual
  - Lower ES revenues due to Brickhaven acceleration, partially offset by higher byproduct sales
  - Modestly higher M&TS revenues due to new fossil maintenance contracts
- Decline in Adjusted EBITDA[1] mostly due to Brickhaven acceleration
- Expect to be significantly free cash flow positive in 2019 as working capital balances reverse
- Expanding technology rollout; two additional grinding sites under construction
- Size and quality of bids; prospects for conversion in 2H 2019

1. Please refer to the supplemental slides in the Appendix for Adjusted EBITDA reconciliation to the most directly comparable GAAP financial measure.

Charah Solutions 17

2019 Guidance Bridge ($ in millions) Brickhaven acceleration offset by no second feeder pond Loss of Brickhaven and no second / third feeder pond(s) Numbers are rounded for presentation purposes and may differ from actual results or forecasts 2019 guidance range $50-$65 2018 actual of $98.8

2019 Outlook Business Segment Segment Commentary Consolidated Environmental Solutions Remediation and Compliance Services Lower revenue due to early completion of Brickhaven contract (booked in 2018 rather than future years) Gross margin (%) expected to be lower in 2019 due to completion of some higher-margin jobs Complex, higher-margin remediation jobs expected to have positive impact in 2020 and beyond Byproduct Sales – Revenue and gross profit growth Full year of SCB offerings (acquired March 30, 2018) Improving trend of gross margin (%) with the technology deployment in 2H 2019 Maintenance & Technical Services Fossil Services – Revenue and gross profit growth Existing business and addition of new fossil maintenance contracts Reduction in gross margin (%) with maintenance contracts Nuclear Services Lower revenue due to fewer scheduled outages (10 v. 13 in 2018) Gross profit impact modest due to lower-margin nature of business Revenue and Gross Profit expected to be modestly lower due to early completion of Brickhaven contract and fewer scheduled nuclear outages Gross Margin % expected to be slightly lower due to revenue mix between segments EBITDA expected to be significantly lower due to revenue mix and early completion of Brickhaven (no second feeder pond) Cash flow expected to be significantly higher due to Brickhaven contract payment in 2H 2019 Pipeline – $3+ billion pipeline of outstanding bids; award rate and timing key drivers of growth in 2H 2019 and beyond

2020 Outlook: Our Expectations Well positioned for at least 20% revenue growth in 2020 Size and quality of outstanding bids Prospects for conversion in 2H 2019 and 2020 Favorable market and regulatory dynamics accelerating need for remediation Increased market penetration of our technologies Potential to bundle with remediation capabilities to our competitive advantage Adjusted EBITDA margin improvement in 2020 (relative to 2019) Higher-margin profile of expected revenue growth No need to scale up G&A expenses with growth in revenues

Poised for Continued Growth Charah Solutions: Poised for Continued Growth Leading Provider of Environmental and Maintenance Services to the Power Generation Industry Partner of Choice with Unmatched Broad Suite of Services Significant Free Cash Flow in 2019 Industry Leader in Quality, Safety and Compliance $3B+ bids outstanding; drive growth in 2H19 and beyond Contract-Based Financial Model Large Addressable Markets

APPENDIX

Additional Detail on Key Expense Items (2018 – 2019)



($ in millions)

Depreciation & amortization expense

Depreciation	**$49.2**
Amortization of intangible assets	8.3
Amortization of purchase option liability	(15.2)
Total D&A (per Statement of Cash Flows)	**42.3**

- Depreciation includes $38M related to Brickhaven, including accelerated amount (booked to COGS); most will not continue in 2019
- Amortization of intangible assets is expected to continue in 2019 at similar levels (booked G&A expense)
- Amortization of purchase option liability is expected to decrease in 2019 to ~$3.0M (booked G&A credit)
- 2019 D&A expense expected to be ~$20M lower than 2018 levels

General & administrative expense

Reported G&A expense	**$76.8**
Add back: Amortization of purchase option liability	15.2
Less:	
Non-recurring and non-operating legal costs and expenses	25.4
Non-recurring startup costs	1.5
Transaction related expenses and other items	4.5
Adjusted G&A expense	**60.5**

- Reported and Adjusted G&A expense both include:
  - $4.1M of non-cash stock compensation expense; will vary from year to year
  - $8.3M of non-cash amortization of intangible assets
  - Total ~$12.4M non-cash expense
- 2019 G&A expense expected to be in the ballpark of 2018 Adjusted G&A expense

Interest expense

Reported Interest expense	**$32.2**
Less: Refinancing costs	12.5
Interest expense excluding refinancing costs	**19.8**
Cash interest	22.8

- Refinancing costs consists of a $10.4M non-cash write-off of debt issuance costs and a $2.1M prepayment penalty
- 2019 interest expense and cash interest payments expected to be lower due to term loan refinancing in Q3 2018 ($13M - $15M in 2019)

Charah Solutions

23

Environmental Solutions Revenue growth drivers: coal ash remediation, byproduct sales and the acquisition of SCB in March 2018 Q4 and FY 2018: Revenue increase driven by acquisition of SCB and remediation and compliance projects, including accelerated revenues due to Brickhaven early completion Byproduct Sales poised for significant growth with the addition of higher-margin technology offerings Q4 and FY 2018: Margin decrease result of adverse weather-related impacts and addition of lower-margin SCB legacy business (not technology offerings) Revenue Gross Profit 27.4% 20.2% 26.6% 14.8% Gross Margin % ($ in millions)

Revenue Gross Profit Maintenance and Technical Services Both Fossil and Nuclear Services operate under long-term contracts; recurring revenue Significant revenue growth in 2017 and 2018 driven by addition of low-risk, lower-margin Nuclear Services business in mid-2017 Q4 2018: Lower revenues due to shorter nuclear outages of reduced scope, partially offset by non-outage related revenues FY 2018: Revenue increase due to full year of nuclear services division Growth in gross profit and shift in margin driven by addition of low-risk, lower-margin Nuclear Services Fossil Services’ embedded presence is critical to unlocking opportunities in higher-margin Environmental Solutions Business Q4 2018: Lower gross profit due to shorter nuclear outages of reduced scope, partially offset by non-outage related gross profit FY 2018: Gross profit increase driven by full year of nuclear services division 9.6% 7.1% 6.9% 6.2% Gross Margin % ($ in millions)

Non-GAAP Reconciliation Adjusted EBITDA and Adjusted EBITDA Margin Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business. Represents non-recurring costs associated with the startup of Allied and our nuclear services offerings, including the setup of financial operations systems and modules, pre-contract expenses to obtain initial contracts and the hiring of operational staff. Because these costs are associated with the initial setup of the Allied business to initiate the operations involved in our nuclear services offerings, these costs are non-recurring in the normal course of our business. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenues. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving financial profitability.

Non-GAAP Reconciliation Adjusted Net Income and Adjusted EPS Represents non-recurring costs associated with our term loan refinancing. Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business. Represents non-recurring costs associated with the startup of Allied and our nuclear services offerings, including the setup of financial operations systems and modules, pre-contract expenses to obtain initial contracts and the hiring of operational staff. Because these costs are associated with the initial setup of the Allied business to initiate the operations involved in our nuclear services offerings, these costs are non-recurring in the normal course of our business. Represents the statutory tax rate of 24.89%, multiplied by adjusted income before income taxes attributable to Charah Solutions, Inc.